Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Taxes.
Income Taxes

13.Income Taxes

Income tax benefit was $206,849 and $0, and $426,681 and $0 for the three and nine months ended September 30, 2022 and 2021, respectively, and was comprised primarily of a federal income tax benefit by applying the U.S. federal income tax rate of 21% to the gain (loss) before tax and adjusting for non-deductible expenses, tax credits generated and utilization of net operating loss carryforwards.

On November 23, 2021, in conjunction with its IPO, the Company incorporated in the State of Delaware. Prior to its IPO, the Company was a limited liability company and was treated as a partnership for federal and state income tax purposes. Therefore, no provision for income taxes had been included in the financial statements prior to its IPO. The Company expects to be in a net deferred tax asset position in the year ending December 31, 2022, which will be offset by a valuation allowance. Accordingly, a tax benefit is being realized to the extent of the net deferred tax liability that existed at December 31, 2021 based upon the estimated effective tax rate for the year ending December 31, 2022.

12.	Income Taxes

Income tax benefit consisted of the following:

December 31,
2021
Current Expense:
Federal	$—
State	—
—

Deferred Benefit:
Federal	266,278
State	53,860
320,138
Total Income Tax Benefit	$320,138

The significant components of the Company’s deferred tax assets and liabilities at December 31, 2021 are as follows:

December 31,
2021
Federal Net Operating Loss	$205,018
State Net Operating Loss	42,419
Capitalized Costs	(536,567)
Tax credits	5,968
Stock Compensation	66,822
Accrued Expenses and Other	(284,914)
Total gross deferred tax assets/(liabilities)	(501,254)
Less valuation allowance	—
Net deferred tax assets/(liabilities)	(501,254)

The income tax benefit for the years ended December 31, 2021 differed from the amounts computed by applying the U.S. federal income tax rate of 21% to loss before tax benefit as a result of non-deductible expenses, tax credits generated, and utilization of net operating loss carryforwards. Since the Company is in a deferred tax liability position, a valuation allowance is not required.

December 31, 2021
Federal Statutory Rate	$(261,788)
Permanent Differences	1,253
Research and Development	(5,968)
State Income Tax	(53,860)
Change in tax status	—
Effective Tax	(320,363)

At December 31, 2021, the Company had available operating loss carryforwards of approximately $976,277 for federal income tax purposes, all of which was generated after 2017 and can be carried forward indefinitely under the Tax Cuts and Jobs Act. At

December 31, 2021, the Company had approximately $5,968 of federal Research and Development (R&D) tax credit carry-forwards. If not utilized, the federal R&D credits will begin to expire in 2041.

At December 31, 2021, the Company had available operating loss carryforwards for state tax purposes of approximately $976,277 which were generated during 2021 that do not expire.

Sections 382 and 383 of the Internal Revenue Code, and similar state regulations, contain provisions that may limit the NOL carryforwards available to be used to offset income in any given year upon the occurrence of certain events, including changes in the ownership interests of significant stockholders. In the event of a cumulative change in ownership in excess of 50% over a three-year period, the amount of the NOL carryforwards that the Company may utilize in any one year may be limited. Although the Company has not undertaken a formal analysis, it is unlikely that such an ownership change occurred during 2021.